UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS TOTAL RETURN FUND, INC.

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: November 30, 2010

Date of reporting period: May 31, 2010

Item 1.	Reports to Shareholders.

Brookfield Investment Management Inc.

Helios Strategic Mortgage Income Fund, Inc.

Helios Total Return Fund, Inc.

Semi-Annual Report

May 31, 2010

IN PROFILE

Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.) is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Commercial MBS, Residential MBS and ABS) as well as global REITs and listed infrastructure securities. Headquartered in New York, the firm had approximately $23 billion of assets under management* as of June 30, 2010. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of June 30, 2010.

*Includes assets managed through AMP Capital Brookfield Pty Limited.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2010. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Semi-Annual Report for Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. (each, a “Fund” and collectively, the “Funds”) for the six months ended May 31, 2010.

From a macro-economic perspective, the massive U.S. federal stimulus over the past 12 months produced a number of positive results. A steep yield curve and renewed access to capital markets substantially improved the profitability of large U.S. banks. Improved capital markets allowed U.S. companies to strengthen their balance sheets, therefore, creating a favorable corporate earnings’ environment. Economic signals remain mixed but the continued accommodative monetary policy of the Federal Reserve should lay the groundwork for an eventual recovery in the U.S. housing and employment markets.

From the weakest levels seen in March 2009, most sectors of the credit markets rebounded sharply throughout the close of 2009 and into 2010. Generally, investor willingness to take risk has led to improved performance in even the riskiest sectors of the fixed income markets. However, geo-political events such as instability in the Euro region, are also key to a sustained global economic recovery.

We believe the Funds are appropriately positioned to capitalize on opportunities in the current market, particularly those well-structured securities that offer attractive return prospects as well as defensive characteristics. Our current objectives are to retain exposure to those securities which are out-of-favor and below fundamental value as well as to add to our allocations in opportunistic investments. Over the long-term, we believe that this strategy should generate a high level of current income for our stockholders.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with each Fund’s unaudited financial statements and portfolio of investments as of May 31, 2010.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2010 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

OBJECTIVE AND STRATEGY

Helios Strategic Mortgage Income Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities (“MBS”) that, in the opinion of the Fund’s advisor, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in MBS—securities backed by interests in real estate—including Agency MBS, non-Agency Residential MBS, and Commercial MBS (“CMBS”). No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2010, Helios Strategic Mortgage Income Fund, Inc. (NYSE: HSM) had a total return based on market price of 7.18%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.15 on May 31, 2010, the Fund’s shares have a dividend yield of 10.93%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The Fund’s NAV decreased 0.8% over the 6-month period.

FIXED INCOME MARKET ENVIRONMENT

While fundamental factors such as U.S. home price growth prospects and lending to consumers remain weak, overall expectations have improved compared to six months ago. While several government programs including the Agency Purchase program and the Term Asset-Backed Securities Loan Facility (“TALF”) have ended, Public-Private Investment Program (“PPIP”) managers still remain with more than 60% of their capital un-invested. This should be a strong source of demand for MBS and CMBS. Further, while we expect continued supply from Collateralized Debt Obligations (“CDO”) and Structured Investment Vehicle (“SIV”) liquidations, we do not expect forced selling from other holders of MBS and CMBS, specifically insurance companies, which received some risk capital relief as the National Association of Insurance Companies (“NAIC”), which sets standards to be used by state insurance regulators, moved away from the use of ratings to determine risk based capital to a model based approach.

Nationally, according to the CSW Home Price Index, from the peak of the second quarter of 2006 through the first quarter of 2010, home price depreciation is approximately 31%. With levels of inventory for sale reaching all time highs we expect additional home price declines as the inventory pipeline is worked through. We also anticipate lower levels of home sales, given the expiration of the home purchase tax credit. Like the Car Allowance Rebate System (“Cash for Clunkers”), we believe sales were pulled forward by the tax credit. Credit provision for

Brookfield Investment Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

consumers remains limited as lending standards are historically tight. Improvements in lending will be key to the housing recovery.

At the macroeconomic level, over the last quarter, significant volatility was re-introduced by the lingering sovereign debt crisis among member countries of the Eurozone. While the broader market declines affected fixed-income markets and mortgage markets, the level of mortgage rates and mortgage fundamentals have remained relatively unchanged. Unemployment levels remain stubbornly high and this is a major risk to the economy. That said, there remains an incredibly high level of stimulus, including near 0% short term interest rates, that is still supporting the economy. We believe the Federal Reserve is likely to remain accommodative over the next 12 months, to the extent that reasonable economic growth is achieved. This is critical to the recovery.

PORTFOLIO STRATEGY

As of May 31, 2010, the Fund had a 21.1% allocation to Agency MBS. These securities are high-quality, liquid securities backed by the U.S. government and its agencies. The Agency MBS are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). This corporate guarantee was further backed by the U.S. government during 2008. The buying program of the Federal Reserve was terminated in March 2010 while that of the Treasury ended on December 31, 2009.

The Fund’s allocation to CMBS, which increased over the last six months, contributed positively to the Fund’s performance during the reporting period.

The Fund’s investments in non-Agency Residential MBS includes below-investment grade holdings, which were severely penalized in terms of both price and liquidity. However, many of the Fund’s holdings in this sector are from the 2002 to 2005 vintages, referring to the year in which the loans were originated. Non-Agency MBS holdings contributed positively to the Fund’s performance.

As of May 31, 2010, approximately 88.7% of the Fund’s securities were rated investment grade, while only approximately 11.3% of the Fund’s securities were rated below-investment grade.

Financing terms have begun to reappear for non-Agency MBS and CMBS. The Fund primarily utilizes reverse repurchase agreements to obtain leverage. As of May 31, 2010, the Fund’s leverage was 32.2%. In general, the cost of leverage and access to leverage improved over the period.

As of May 31, 2010, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 4.5 years. Going forward, we expect to reduce duration exposure.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Mortgage Income Fund, Inc. currently holds these securities.

2010 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

May 31, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.93%

Weighted average coupon	6.25%

Average effective maturity	6.09 years

Percentage of leveraged assets	32.2%

Total number of holdings	151

CREDIT QUALITY

AAA[2]	63%

AA	12%

A	6%

BBB	8%

BB	4%

B	4%

Below B	3%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	21%

Asset-Backed Securities	17%

Commercial Mortgage-Backed Securities	50%

Non-Agency Residential Mortgage-Backed Securities	12%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the May 31, 2010 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2010 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 28.7%
U.S. Government Agency Collateralized Mortgage Obligations – 2.9%
Federal Home Loan Mortgage Corporation Series 3617, Class C (Cost – $1,772,759)	4.50%	12/15/39	$1,777	$1,778,990

U.S. Government Agency Pass-Through Certificates – 25.8%
Federal Home Loan Mortgage Corporation
Pool C69047 [8]	7.00	06/01/32	552	615,150
Pool H01847 [8]	7.00	09/01/37	1,382	1,516,238
Pool G01466 [8]	9.50	12/01/22	496	559,930
Pool 555559 [8]	10.00	03/01/21	344	385,194
Federal National Mortgage Association
Pool 753914 [8]	5.50	12/01/33	3,945	4,230,051
Pool 761836 [8]	6.00	06/01/33	2,015	2,211,597
Pool 948362 [8]	6.50	08/01/37	2,605	2,817,608
Pool 650131 [8]	7.00	07/01/32	970	1,088,324
Pool 887431 [8]	7.50	08/01/36	304	334,280
Pool 398800	8.00	06/01/12	106	111,066
Pool 636449 [8]	8.50	04/01/32	977	1,131,650
Pool 458132 [8]	9.40	03/15/31	708	818,878

Total U.S. Government Agency Pass-Through Certificates (Cost – $14,739,143)				15,819,966
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $16,511,902)				17,598,956
ASSET-BACKED SECURITIES – 23.9%
Housing Related Asset-Backed Securities – 23.3%
Asset-Backed Funding Certificates
Series 2005-AQ1, Class B1 [1,3,5]	5.75/6.25	06/25/35	993	23,976
Series 2005-AQ1, Class B2 [1,3,5]	5.75/6.25	06/25/35	510	2,569
Asset-Backed Securities Corp. Home Equity
Series 2006-HE3, Class A4 [2,4,12]	0.51	03/25/36	397	278,907
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A2 [2,4,12]	0.46	10/25/36	668	546,085
Series 2006-NC4, Class A4 [2,4,12]	0.58	10/25/36	342	136,960
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	09/01/33	163	170,276
Countrywide Asset-Backed Certificates
Series 2006-26, Class 2A1 [2,4,12]	0.42	06/25/37	12	11,463
Series 2007-4, Class A2 [12]	5.53	09/25/37	647	534,555
Series 2006-15, Class A6 [12]	5.83	10/25/46	494	333,402
Credit-Based Asset Servicing and Securitization LLC
Series 2005-CB8, Class AF2 [3,12]	5.30/5.80	12/25/35	233	224,571
Fieldstone Mortgage Investment Corp.
Series 2006-3, Class 2A3 [2,4,12]	0.50	11/25/36	1,105	380,676
Fremont Home Loan Trust
Series 2006-B, Class 2A2 [2,4,12]	0.44	08/25/36	78	41,914
Green Tree
Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	1,267	1,356,980

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Green Tree Financial Corp.
Series 1997-7, Class A7	6.96%	07/15/29	$800	$850,662
Home Equity Loan Trust
Series 2007-FRE1, Class 2AV1 [2,4,12]	0.47	04/25/37	992	763,962
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [2,4,12]	0.44	01/25/37	772	474,557
Series 2006-HE1, Class A3 [2,4,12]	0.54	03/25/36	147	112,005
JP Morgan Mortgage Acquisition Corp.
Series 2006-HE2, Class A3 [2,4,12]	0.36	07/25/36	519	485,315
Series 2007-CH1, Class AF1B [3,12]	5.94/6.44	11/25/36	10	9,820
Long Beach Mortgage Loan Trust
Series 2005-3, Class 2A2 [2,4,12]	0.62	08/25/45	259	248,416
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2A [2,4,12]	0.45	05/25/37	203	200,546
Mid-State Trust
Series 2004-1, Class M2	8.11	08/15/37	982	926,220
Series 4, Class A	8.33	04/01/30	478	481,947
Morgan Stanley ABS Capital I, Inc.
Series 2007-HE2, Class A2A [2,4,12]	0.38	01/25/37	80	78,109
Series 2006-WMC2, Class A2C [2,4,12]	0.49	07/25/36	1,932	632,239
Series 2006-HE1, Class A3 [2,4,12]	0.52	01/25/36	631	554,805
Newcastle Investment Trust
Series 2010-MH1, Class A [1,5]	4.50	07/10/35	1,331	1,354,008
Option One Mortgage Loan Trust
Series 2007-2, Class 3A1 [2,4,12]	0.43	03/25/37	36	34,194
Series 2005-4, Class A3 [2,4,12]	0.60	11/25/35	981	893,004
Residential Asset Mortgage Products Inc.
Series 2007-RS2, Class A1 [2,4,12]	0.46	05/25/37	32	30,173
Residential Asset Securities Corp.
Series 2006-KS7, Class A2 [2,4,12]	0.44	09/25/36	58	56,254
Series 2005-KS12, Class A2 [2,4,12]	0.59	01/25/36	747	703,707
Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [2,4,12]	0.50	10/25/36	935	484,975
Specialty Underwriting & Residential Finance
Series 2006-BC3, Class A2B [2,4,12]	0.43	06/25/37	475	444,846
Structured Asset Securities Corp.
Series 2006-BC3, Class A2 [2,4,12]	0.39	10/25/36	165	162,137
Washington Mutual Asset-Backed Certificates
Series 2006-HE5, Class 2A1 [2,4,12]	0.40	10/25/36	236	160,526
Series 2007-HE3, Class 2A1 [2,4,12]	0.43	05/25/47	85	76,958

Total Housing Related Asset-Backed Securities (Cost – $17,367,111)				14,261,719

Non-Housing Related Asset-Backed Securities – 0.6%
Airplanes Pass Through Trust Series 1R, Class A8 [2,4] (Cost – $338,955)	0.71	03/15/19	344	337,188
Total ASSET-BACKED SECURITIES (Cost – $17,706,066)				14,598,907

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 68.0%
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class AJ [2]	5.78%	09/10/47	$1,090	$954,013
Series 2006-6, Class A4 [8]	5.36	10/10/45	790	772,090
Series 2007-2, Class L [1,5]	5.37	04/10/49	1,127	39,687
Series 2006-6, Class AM	5.39	10/10/45	730	615,119
Series 2007-2, Class A4 [2,8]	5.69	04/10/49	1,170	1,119,009
Series 2007-2, Class K [1,2,5]	5.70	04/10/49	3,000	129,786
Series 2006-1, Class J [1,2,5]	5.78	09/10/45	1,000	18,313
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class K [1,5]	5.26	09/11/41	347	32,236
Series 2006-PW11, Class H [1,2,5]	5.46	03/11/39	1,100	189,709
Series 2007-PW16, Class AM [2]	5.72	06/11/40	654	540,684
Series 2007-PW17, Class AM [8]	5.92	06/11/50	1,400	1,179,966
Series 2006-PW13, Class H [1,2,5]	6.03	09/11/41	2,450	370,514
Series 1999-C1, Class D	6.53	02/14/31	2,500	2,366,567
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class AM [2,8]	5.70	12/10/49	1,700	1,447,698
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4 [8]	5.32	12/11/49	1,580	1,495,622
Series 2006-CD2, Class J [1,2,5]	5.47	01/15/46	1,000	30,000
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5]	5.15	09/15/39	513	7,695
Series 2006-C4, Class M [1,5]	5.15	09/15/39	565	4,803
Series 2006-C5, Class AM	5.34	12/15/39	1,860	1,475,305
Series 2007-C2, Class A3[8]	5.54	01/15/49	1,570	1,433,426
Series 2006-C1, Class K [1,2,5]	5.55	02/15/39	2,358	317,413
Series 2006-C4, Class K [1,2,5]	6.10	09/15/39	2,970	73,920
GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G [1,5]	6.04	08/11/36	3,000	2,875,053
Series 2002-2A, Class H [1,5]	6.31	08/11/36	2,000	1,844,066
GMAC Commercial Mortgage Corp.
Series 2006-C1, Class G [1,2,5]	5.62	11/10/45	2,500	442,638
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4 [8]	5.44	03/10/39	1,655	1,599,304
Series 2007-GG11, Class A4 [8]	5.74	12/10/49	1,460	1,403,644
Series 2006-GG7, Class AM [2,8]	5.89	07/10/38	1,580	1,374,951
GS Mortgage Securities Trust
Series 2007-GG10, Class A4 [2]	6.00	08/10/45	2,270	2,131,407
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [1,2,5]	5.48	10/15/37	1,600	929,490
Series 2006-CB14, Class H [1,2,5]	5.53	12/12/44	1,211	6,055
Series 2007-CB18, Class G [1,2,5]	5.73	06/12/47	600	63,906
Series 2007-LD11, Class K [1,2,5]	5.82	06/15/49	1,879	93,950
Series 2007-CB20, Class AM [2]	5.90	02/12/51	1,180	1,011,420
Series 2009-IWST, Class D [1,2,5]	7.69	12/05/27	2,000	2,045,100

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class AM	5.38%	11/15/38	$760	$641,970
Series 2007-C1, Class A4 [8]	5.42	02/15/40	1,510	1,465,393
Series 2007-C7, Class A3 [8]	5.87	09/15/45	1,130	1,105,203
Series 2007-C7, Class AM [2]	6.17	09/15/45	430	351,610
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-5, Class A4	5.38	08/12/48	370	336,669
Morgan Stanley Capital I, Inc.
Series 2007-IQ13, Class A4 [8]	5.36	03/15/44	950	913,679
Series 2007-IQ13, Class AM	5.41	03/15/44	1,180	955,800
Series 2004-HQ4, Class G [1,2,5,6]	5.53	04/14/40	1,000	380,000
Series 2007-HQ13, Class A3 [8]	5.57	12/15/44	1,580	1,475,195
Series 2007-IQ14, Class A4 [8]	5.69	04/15/49	1,740	1,606,711
Series 2007-HQ13, Class AM	5.93	12/15/44	170	132,083
Morgan Stanley ReREMIC Trust
Series 2009-GG10, Class A4B [1,2,5]	5.80	08/12/45	1,320	1,098,603
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [1,5]	5.13	04/15/47	1,788	58,110
Series 2005-C16, Class H [1,2,5]	5.49	10/15/41	2,000	654,648
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $64,284,155)				41,610,233
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 15.7%
Subordinated Collateralized Mortgage Obligations – 15.7%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	323	318,162
Banc of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50	04/25/34	929	14,070
Series 2004-3, Class 30B5	5.50	04/25/34	206	41
Banc of America Funding Corp.
Series 2005-2, Class B4 [2]	5.66	04/25/35	686	6,184
Bank of America Mortgage Securities Inc.
Series 2004-A, Class B4 [2]	3.54	02/25/34	917	23,099
Series 2003-10, Class 1B4	5.50	01/25/34	458	244,559
Series 2002-10, Class 1B3	6.00	11/25/32	1,035	788,825
Series 2007-4, Class B3 [2]	6.19	12/28/37	241	10,304
Cendant Mortgage Corp.
Series 2002-4, Class B1	6.50	07/25/32	1,777	1,678,055
Series 2002-4, Class B2	6.50	07/25/32	711	650,189
Series 2002-4, Class B3	6.50	07/25/32	415	368,014
Series 2002-4, Class B4	6.50	07/25/32	237	209,817
Series 2002-4, Class B5	6.50	07/25/32	178	149,600
Series 2002-4, Class B6 [1,5,6]	6.50	07/25/32	237	132,714
Countrywide Alternative Loan Trust
Series 2006-OC8, Class 2A2A [2,4]	0.46	11/25/36	725	351,173
Series 2005-28CB, Class 3A5	6.00	08/25/35	378	288,880
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-J13, Class B3 [2]	5.23	01/25/34	330	59,364

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-J13, Class B5 [2]	5.23%	01/25/34	$198	$7,909
Series 2005-28, Class A1	5.50	12/25/35	251	237,319
Series 2008-2R, Class A1	6.00	12/25/36	190	174,480
Series 2007-17, Class B1 [2]	6.17	10/25/37	542	758
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B4 [1,2,5]	5.45	07/25/35	390	17,974
Harborview Mortgage Loan Trust
Series 2005-1, Class B4 [1,2,4,5]	2.09	03/19/35	160	1,324
Series 2005-2, Class B4 [1,2,4,5]	2.09	05/19/35	138	604
Series 2005-9, Class B11 [1,2,4,5]	2.09	06/20/35	451	24,546
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [2]	4.35	10/25/33	525	88,611
Series 2006-S4, Class A6	6.00	01/25/37	30	28,570
RAAC Series
Series 2005-SP1, Class M3 [2]	5.51	09/25/34	295	90,002
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2	5.25	02/25/34	382	68,485
Series 2003-S7, Class B2	5.50	05/25/33	240	52,692
Series 2003-S7, Class B3 [9]	5.50	05/25/33	395	47,442
Resix Finance Limited Credit-Linked Note
Series 2005-C, Class B7 [1,2,5]	3.40	09/10/37	1,854	185,383
Series 2004-C, Class B7 [1,2,5,6]	3.80	09/10/36	818	223,980
Series 2006-C, Class B9 [1,2,5,6]	4.49	07/15/38	190	362
Series 2004-B, Class B8 [1,2,5,6]	5.05	02/10/36	622	142,102
Series 2003-CB1, Class B8 [1,2,5,6]	7.05	06/10/35	548	297,738
Series 2004-B, Class B9 [1,2,5]	8.55	02/10/36	953	371,494
Series 2004-A, Class B10 [1,2,5,6]	11.80	02/10/36	377	59,853
Structured Asset Securities Corp.
Series 2005-6, Class B5 [2]	5.31	05/25/35	122	38
WaMu Mortgage Pass Through Certificates
Series 2005-AR2, Class B10 [1,2,4,5]	1.54	01/25/45	242	874
Series 2005-AR2, Class B9 [2,4]	1.54	01/25/45	553	4,773
Series 2002-AR12, Class B4 [2]	3.20	10/25/32	65	5,099
Series 2002-AR12, Class B5 [2]	3.20	10/25/32	48	893
Series 2002-AR12, Class B6 [2]	3.20	10/25/32	81	593
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR5, Class 1A1 [2]	5.09	04/25/35	877	837,771
Series 2002-10, Class B5	6.00	06/25/32	208	185,864
Series 2006-8, Class A11	6.00	07/25/36	633	593,530
Series 2006-10, Class A19	6.00	08/25/36	177	169,252
Series 2006-11, Class A19	6.00	09/25/36	420	389,488

Total Subordinated Collateralized Mortgage Obligations (Cost – $20,381,583)				9,602,853
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $20,381,583)				9,602,853

Brookfield Investment Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
SHORT TERM INVESTMENTS – 9.1%
Federal Home Loan Bank Discount Note [7]	0.05%	06/01/10	$5,500	$5,500,000
United States Treasury Bill [7,13]	0.14	07/15/10	100	99,983
Total SHORT TERM INVESTMENTS (Cost – $5,599,983)				5,599,983
Total Investments – 145.4% (Cost – $124,483,689)				89,010,932
Liabilities in Excess of Other Assets – (45.4)%				(27,789,490)

NET ASSETS – 100.0%				$61,221,442

2010 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

OBJECTIVE AND STRATEGY

Helios Total Return Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended May 31, 2010, Helios Total Return Fund, Inc. (NYSE: HTR) had a total return based on market price of 13.11%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.59 on May 31, 2010, the Fund’s shares have a dividend yield of 10.20%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund’s NAV increased 4.2% over the 6-month period due to a substantial improvement in the prices of mortgage-backed securities (“MBS”). Though in early 2009, the stability of the financial system was still in question, several landmark actions by the U.S. government began to stabilize the system. These stabilization activities which were targeted at the U.S. Agency MBS markets, also had positive repercussions in the broader securitization markets.

FIXED INCOME MARKET ENVIRONMENT

While fundamental factors such as U.S. home price growth prospects and lending to consumers remain weak, overall expectations have improved compared to six months ago. While several government programs including the Agency Purchase program and the Term Asset-Backed Securities Loan Facility (“TALF”) have ended, Public-Private Investment Program (“PPIP”) managers still remain with more than 60% of their capital un-invested. This should be a strong source of demand for MBS and Commercial MBS (“CMBS”). Further, while we expect continued supply from Collateralized Debt Obligations (“CDO”) and Structured Investment Vehicle (“SIV”) liquidations, we do not expect forced selling from other holders of MBS and CMBS, specifically insurance companies, which received some risk capital relief as the National Association of Insurance Companies (“NAIC”), which sets standards to be used by state insurance regulators, moved away from the use of ratings to determine risk based capital to a model based approach.

Nationally, according to the CSW Home Price Index, from the peak of the second quarter of 2006 through the first quarter of 2010, home price depreciation is approximately 31%. With levels of inventory for sale reaching all time

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

highs we expect additional home price declines as the inventory pipeline is worked through. We also anticipate lower levels of home sales, given the expiration of the home purchase tax credit. Like the Car Allowance Rebate System (“Cash for Clunkers”), we believe sales were pulled forward by the tax credit. Credit provision remains limited for consumers as lending standards are historically tight. Improvements in lending will be key to the housing recovery.

At the macroeconomic level, over the last quarter, significant volatility was re-introduced by the lingering sovereign debt crisis among member countries of the Eurozone. While the broader market declines affected fixed-income markets and mortgage markets, the level of mortgage rates and mortgage fundamentals have remained relatively unchanged. Unemployment levels remain stubbornly high and this is a major risk to the economy. That said, there remains an incredibly high level of stimulus, including near 0% short term interest rates, that is still supporting the economy. We believe the Federal Reserve is likely to remain accommodative over the next 12 months, to the extent that reasonable economic growth is achieved. This is critical to the recovery.

PORTFOLIO STRATEGY

As of May 31, 2010, the Fund had an 18.4% allocation to Agency MBS. These securities are high-quality, liquid securities backed by the U.S. government and its agencies. The Agency MBS are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). This corporate guarantee was further backed by the U.S. government during 2008. The buying program of the Federal Reserve was terminated in March 2010 while that of the Treasury ended on December 31, 2009.

The Fund’s allocation to CMBS, which increased over the last six months, contributed positively to the Fund’s performance during the reporting period.

The Fund’s investments in non-Agency Residential MBS includes below-investment grade holdings, which were severely penalized in terms of both price and liquidity. However, many of the Fund’s holdings in this sector are from the 2002 to 2005 vintages, referring to the year in which the loans were originated. Non-Agency MBS holdings contributed positively to the Fund’s performance.

As of May 31, 2010, approximately 77.5% of the Fund’s securities were rated investment grade, while only approximately 22.5% of the Fund’s securities were rated below-investment grade. Of the below-investment grade securities, approximately half is due to the Fund’s allocation to corporate high yield.

The Fund had 12.2% exposure to high yield corporate securities. We believe the peak in corporate defaults has passed and most corporations continue to benefit from the availability of capital through the new issue market. As such, we anticipate that the better quality high yield corporate securities will continue to see yield spread tightening over the near-term as yield spreads remain higher than the historical yield spread range.

Corporate credit exposure was focused on companies with strong balance sheets, manageable debt maturities and those with a high likelihood of being able to access capital. Industry themes have played a secondary role. This selectivity in determining the Fund’s credit exposure resulted in very few holdings in the lowest rated part of the market (CCC and lower).

Financing terms have begun to reappear for non-Agency MBS and CMBS. The Fund primarily utilizes reverse repurchase agreements and Agency mortgage TBA contracts to obtain leverage. As of May 31, 2010, the Fund’s leverage was 24.0%. In general, the cost of leverage and access to leverage improved over the period.

As of May 31, 2010, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 4.9 years. Going forward, we expect to reduce duration exposure.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

2010 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Total Return Fund, Inc. currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio Characteristics (Unaudited)

May 31, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.20%

Weighted average coupon	2.21%

Average effective maturity	3.56 years

Percentage of leveraged assets	24.0%

Total number of holdings	278

CREDIT QUALITY

AAA[2]	59%

AA	10%

A	2%

BBB	7%

BB	10%

B	8%

Below B	4%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	18%

Asset-Backed Securities	17%

Commercial Mortgage-Backed Securities	39%

Non-Agency Residential Mortgage-Backed Securities	6%

Interest-Only Securities	3%

High Yield Corporate Bonds	12%

Short Term Investments	5%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the May 31, 2010 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2010 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 24.5%
U.S. Government Agency Collateralized Mortgage Obligations – 4.2%
Federal Home Loan Mortgage Corporation
Series 3617, Class C	4.50%	12/15/39	$3,709	$3,712,674
Federal National Mortgage Association
Series 2010-6, Class C	4.50	02/25/40	2,390	2,389,227
Series 1997-79, Class PL	6.85	12/18/27	556	624,184
Series 1998-W6, Class B3 [1,5]	7.09	10/25/28	707	479,695
Government National Mortgage Association
Series 2009-108, Class NS [2]	9.92	11/16/39	123	123,953

Total U.S. Government Agency Collateralized Mortgage Obligations (Cost – $7,365,028)				7,329,733

U.S. Government Agency Pass-Through Certificates – 20.3%
Federal Home Loan Mortgage Corporation
Pool C53494	7.50	06/01/31	48	54,899
Pool C59641[8]	8.00	10/01/31	347	396,856
Pool C58516	8.00	09/01/31	44	49,867
Pool C56878	8.00	08/01/31	116	132,248
Pool C55166	8.50	07/01/31	209	241,740
Pool C55167	8.50	07/01/31	74	85,212
Pool C55168	8.50	07/01/31	79	90,824
Pool C55169	8.50	07/01/31	67	77,716
Pool G01466 [8]	9.50	12/01/22	960	1,083,417
Pool 555538 [8]	10.00	03/01/21	557	612,734
Federal National Mortgage Association	5.00	TBA	13,000	13,607,347
Pool 555933 [8]	7.00	06/01/32	4,667	5,225,114
Pool 645912 [8]	7.00	06/01/32	907	1,017,745
Pool 645913 [8]	7.00	06/01/32	1,150	1,290,095
Pool 896391 [8]	7.50	06/01/36	1,050	1,153,583
Pool 885034	7.50	05/01/36	211	231,874
Pool 735576 [8]	7.50	11/01/34	1,783	2,011,636
Pool 255053 [8]	7.50	12/01/33	309	349,235
Pool 545990 [8]	7.50	04/01/31	1,842	2,073,038
Pool 827853	7.50	10/01/29	279	314,565
Pool 789284	7.50	05/01/17	238	248,238
Pool 784369	7.50	07/01/13	194	206,025
Pool 735800 [8]	8.00	01/01/35	994	1,148,163
Pool 398800	8.00	06/01/12	209	218,660
Pool 545436 [8]	9.00	10/01/31	463	540,161
Pool 852865 [8]	9.00	07/01/20	1,376	1,584,331
Pool 458132 [8]	9.40	03/15/31	1,538	1,780,509

Total U.S. Government Agency Pass-Through Certificates (Cost – $34,176,893)				35,825,832
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $41,541,921)				43,155,565

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES – 23.0%
Housing Related Asset-Backed Securities – 21.3%
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1	7.65%	05/15/21	$7,247	$5,865,171
Asset-Backed Funding Certificates
Series 2005-AQ1, Class B1 [1,3,5]	5.75/6.25	06/25/35	1,986	47,951
Series 2005-AQ1, Class B2 [1,3,5]	5.75/6.25	06/25/35	1,015	5,106
Asset-Backed Securities Corp. Home Equity
Series 2006-HE3, Class A4 [2,4,12]	0.51	03/25/36	797	559,699
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A2 [2,4,12]	0.46	10/25/36	1,339	1,095,179
Series 2006-NC4, Class A4 [2,4,12]	0.58	10/25/36	787	315,169
Countrywide Asset-Backed Certificates
Series 2006-26, Class 2A1 [2,4,12]	0.42	06/25/37	24	23,059
Series 2007-4, Class A2 [12]	5.53	09/25/37	1,488	1,229,395
Series 2006-15, Class A6 [12]	5.83	10/25/46	1,116	753,291
Credit-Based Asset Servicing and Securitization LLC
Series 2005-CB8, Class AF2 [3,12]	5.30/5.80	12/25/35	467	449,142
Fieldstone Mortgage Investment Corp.
Series 2006-3, Class 2A3 [2,4,12]	0.50	11/25/36	2,215	763,074
Fremont Home Loan Trust
Series 2006-B, Class 2A2 [2,4,12]	0.44	08/25/36	155	83,554
Green Tree
Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	3,245	3,476,214
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	2,091	2,128,088
Series 1997-7, Class A7	6.96	07/15/29	1,705	1,812,583
Series 1997-6, Class A9	7.55	01/15/29	1,576	1,684,351
Home Equity Loan Trust
Series 2007-FRE1, Class 2AV1 [2,4,12]	0.47	04/25/37	2,244	1,727,273
IXIS Real Estate Capital Trust
Series 2006-HE1, Class A3 [2,4,12]	0.54	03/25/36	295	225,633
JP Morgan Mortgage Acquisition Corp.
Series 2007-CH1, Class AF1B [3,12]	5.94/6.44	11/25/36	20	19,640
Long Beach Mortgage Loan Trust
Series 2005-3, Class 2A2 [2,4,12]	0.62	08/25/45	517	496,057
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2A [2,4,12]	0.45	05/25/37	27	26,487
Mid-State Trust
Series 10, Class B	7.54	02/15/36	1,280	1,174,794
Series 2004-1, Class M2	8.11	08/15/37	1,965	1,852,440
Series 4, Class A	8.33	04/01/30	212	213,432
Morgan Stanley ABS Capital Inc.
Series 2007-HE2, Class A2A [2,4,12]	0.38	01/25/37	182	176,485
Series 2006-WMC2, Class A2C [2,4,12]	0.49	07/25/36	3,873	1,267,622
Series 2006-HE1, Class A3 [2,4,12]	0.52	01/25/36	1,260	1,107,664
Newcastle Investment Trust
Series 2010-MH-1, Class A [1,5]	4.50	07/10/35	3,090	3,144,186

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Option One Mortgage Loan Trust
Series 2007-2, Class 3A1 [2,4,12]	0.43%	03/25/37	$82	$78,753
Series 2005-4, Class A3 [2,4,12]	0.60	11/25/35	747	679,749
Residential Asset Mortgage Products Inc.
Series 2007-RS2, Class A1 [2,4,12]	0.46	05/25/37	74	69,261
Residential Asset Securities Corp.
Series 2006-KS7, Class A2 [2,4,12]	0.44	09/25/36	115	111,200
Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [2,4,12]	0.50	10/25/36	2,624	1,361,043
Specialty Underwriting & Residential Finance
Series 2006-BC3, Class A2B [2,4,12]	0.43	06/25/37	949	889,691
Structured Asset Securities Corp.
Series 2006-BC3, Class A2 [2,4,12]	0.39	10/25/36	329	324,274
Series 2005-6, Class B5 [2]	5.31	05/25/35	244	76
Vanderbilt Mortgage Finance, Inc.
Series 2001-B, Class A5	6.96	09/07/31	2,000	1,914,156
Washington Mutual Asset-Backed Certificates
Series 2006-HE5, Class 2A1 [2,4,12]	0.40	10/25/36	472	321,053

Total Housing Related Asset-Backed Securities (Cost – $44,628,365)				37,471,995

Non-Housing Related Asset-Backed Securities – 0.2%
Airplanes Pass Through Trust
Series 1R, Class A8 [2,4]	0.71	03/15/19	393	385,358
Securitized Multiple Asset Rated Trust
Series 1997-2, Class A [6,11]	0.00	10/01/12	2,263	1

Total Non-Housing Related Asset-Backed Securities (Cost – $398,146)				385,359

Franchise Securities – 0.1%
Franchisee Loan Receivable Trust
Series 1995-B, Class A [1,2,5,6]
(Cost – $677,199)	10.25	10/01/15	677	148,510

Collateralized Debt Obligations – 1.4%
Anthracite CDO I Limited
Series 2002-CIBA, Class CFL [1,2,5]
(Cost – $5,000,000)	1.59	05/24/37	5,000	2,500,000
Total ASSET-BACKED SECURITIES (Cost – $50,703,710)				40,505,864
COMMERCIAL MORTGAGE-BACKED SECURITIES – 54.4%
Banc of America Commercial Mortgage Inc.
Series 2005-6, Class AJ [2]	5.18	09/10/47	2,450	2,144,340
Series 2006-6, Class A4 [8]	5.36	10/10/45	2,290	2,238,083
Series 2006-6, Class AM	5.39	10/10/45	1,970	1,659,979
Series 2006-2, Class J [1,5]	5.48	05/10/45	332	18,608
Series 2007-2, Class A4 [2,8]	5.69	04/10/49	3,680	3,519,618
Series 2007-2, Class K [1,2,5]	5.70	04/10/49	5,000	216,310

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class J [1,5]	5.26%	09/11/41	$896	$91,455
Series 2006-PW13, Class K [1,5]	5.26	09/11/41	693	64,378
Series 2006-PW11, Class H [1,2,5]	5.46	03/11/39	1,700	293,187
Series 2007-PW16, Class AM [2]	5.72	06/11/40	1,825	1,508,790
Series 2007-PW17, Class AM	5.92	06/11/50	3,980	3,354,475
Series 2007-T28, Class F [1,2,5]	5.99	09/11/42	250	52,766
Series 2006-PW13, Class H [1,2,5]	6.03	09/11/41	4,083	617,472
Series 1999-C1, Class D	6.53	02/14/31	5,000	4,733,135
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class AM [2]	5.70	12/10/49	4,810	4,096,133
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4 [8]	5.32	12/11/49	4,350	4,117,693
Series 2006-CD2, Class J [1,2,5]	5.47	01/15/46	1,000	30,000
Commercial Mortgage Lease-Backed Certificates
Series 2001-CMLB, Class A1 [1,5]	6.75	06/20/31	1,301	1,420,168
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class J [1,5]	4.65	11/15/37	1,000	221,322
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5]	5.15	09/15/39	684	10,260
Series 2006-C4, Class M [1,5]	5.15	09/15/39	754	6,409
Series 2006-C5, Class AM	5.34	12/15/39	5,310	4,211,759
Series 2007-C2, Class A3 [8]	5.54	01/15/49	4,454	4,066,546
Series 2006-C1, Class K [1,2,5]	5.55	02/15/39	4,715	634,691
Series 2006-C4, Class K [1,2,5]	6.10	09/15/39	4,950	123,201
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4 [8]	5.44	03/10/39	4,000	3,865,388
Series 2007-GG11, Class A4 [8]	5.74	12/10/49	4,170	4,009,038
Series 2006-GG7, Class AM [2]	5.89	07/10/38	4,500	3,915,999
GS Mortgage Securities Trust
Series 2007-GG10, Class A4 [2,8]	6.00	08/10/45	6,788	6,373,565
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP9, Class A3	5.34	05/15/47	665	639,116
Series 2006-CB14, Class H [1,2,5]	5.53	12/12/44	2,300	11,500
Series 2007-CB18, Class G [1,2,5]	5.73	06/12/47	1,200	127,812
Series 2007-LD11, Class J [1,2,5]	5.82	06/15/49	511	19,264
Series 2007-LD11, Class K [1,2,5]	5.82	06/15/49	939	46,950
Series 2007-CB20, Class AM [2]	5.90	02/12/51	3,370	2,888,548
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class AM	5.38	11/15/38	2,060	1,740,076
Series 2007-C1, Class A4 [8]	5.42	02/15/40	4,350	4,221,497
Series 2002-C2, Class L [1,5]	5.68	07/15/35	5,300	4,496,578
Series 2007-C7, Class A3 [8]	5.87	09/15/45	3,110	3,041,754
Series 2007-C7, Class AM [2]	6.17	09/15/45	1,200	981,238
LNR CDO V Limited
Series 2007-1A, Class F [1,2,5]	1.80	12/26/49	3,750	0
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-5, Class A4	5.38	08/12/48	1,050	955,413

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I
Series 2006-T21, Class H [1,2,5]	5.30%	10/12/52	$1,500	$237,087
Series 2007-IQ13, Class A4 [8]	5.36	03/15/44	2,610	2,510,212
Series 2007-IQ13, Class AM	5.41	03/15/44	3,270	2,648,700
Series 2006-IQ11, Class J [1,5]	5.53	10/15/42	256	6,400
Series 2007-HQ13, Class A3 [8]	5.57	12/15/44	4,528	4,227,649
Series 2007-T27, Class G 1,2,5	5.65	06/11/42	501	45,120
Series 2007-IQ14, Class A4 [8]	5.69	04/15/49	4,950	4,570,815
Series 2007-HQ13, Class AM	5.93	12/15/44	440	341,862
Morgan Stanley ReREMIC Trust
Series 2009-GG10, Class A4B [1,2,5]	5.80	08/12/45	3,700	3,079,417
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H [1,2,5]	5.49	10/15/41	4,000	1,309,296
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $126,939,060)				95,761,072
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 8.7%
Subordinated Collateralized Mortgage Obligations – 8.7%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	828	815,801
Banc of America Funding Corp.
Series 2003-3, Class B4	5.47	10/25/33	723	329,751
Series 2003-3, Class B5	5.47	10/25/33	723	260,784
Series 2003-3, Class B6	5.47	10/25/33	725	43,017
Banc of America Mortgage Securities, Inc.
Series 2005-4, Class B4	5.50	05/25/35	505	57,714
Series 2005-4, Class B5	5.50	05/25/35	379	21,360
Series 2005-4, Class B6	5.50	05/25/35	253	1,889
Series 2005-5, Class 30B4	5.50	06/25/35	745	10,500
Series 2005-5, Class 30B5	5.50	06/25/35	466	47
Series 2007-4, Class B3 [2]	6.19	12/28/37	482	20,609
Series 2001-4, Class 1B3	6.75	04/20/31	940	691,153
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	09/01/33	432	452,516
Countrywide Alternative Loan Trust
Series 2006-OC8, Class 2A2A [2,4]	0.46	11/25/36	1,813	877,931
Series 2005-28CB, Class 3A5	6.00	08/25/35	1,061	810,588
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-J13, Class B3 [2]	5.23	01/25/34	331	59,500
Series 2003-J13, Class B4 [2]	5.23	01/25/34	495	54,486
Series 2003-J13, Class B5 [2]	5.23	01/25/34	197	7,895
Series 2003-57, Class B3	5.50	01/25/34	414	171,560
Series 2005-28, Class A1	5.50	12/25/35	577	546,474
Series 2008-2R, Class A1	6.00	12/25/36	543	498,308
Series 2007-17, Class B1 [2]	6.17	10/25/37	1,154	1,616
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B5 [1,5]	5.45	07/25/35	390	13,787
Series 2005-4, Class B6 [1,5]	5.45	07/25/35	190	952

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3 [2]	0.84%	06/25/30	$149	$74,419
Harborview Mortgage Loan Trust
Series 2005-1, Class B4 [1,2,4,5]	2.09	03/19/35	322	2,659
Series 2005-2, Class B4 [1,2,4,5]	2.09	05/19/35	276	1,208
Series 2005-9, Class B11 [1,2,4,5]	2.09	06/20/35	754	41,013
JP Morgan Mortgage Trust
Series 2003-A2, Class B4 [2]	4.24	11/25/33	387	127,399
Series 2006-S4, Class A6	6.00	01/25/37	62	60,283
RESI Finance LP
Series 2004-B, Class B5 [1,2,5,6]	1.85	02/10/36	2,717	1,400,565
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25	02/25/34	508	116,610
Series 2004-S1, Class B3	5.25	02/25/34	186	9,983
Series 2003-S7, Class B2	5.50	05/25/33	508	111,636
Series 2003-S7, Class B3 [9]	5.50	05/25/33	724	86,930
Series 2003-S2, Class B1 [1,5]	5.75	02/25/33	226	77,164
Series 2007-S7, Class M2 [6]	6.00	07/25/37	16	2
Resix Finance Limited Credit-Linked Notes
Series 2005-C, Class B7 [1,2,5]	3.40	09/10/37	3,708	370,767
Series 2004-C, Class B7 [1,2,5,6]	3.80	09/10/36	1,227	335,970
Series 2003-D, Class B7 [1,2,5]	6.05	12/10/35	1,376	591,727
Series 2003-CB1, Class B8 [1,2,5,6]	7.05	06/10/35	1,097	595,477
Series 2004-A, Class B10 [1,2,5,6]	11.80	02/10/36	660	104,743
WaMu Mortgage Pass Through Certificates
Series 2005-AR2, Class B9 [2,4]	1.54	01/25/45	1,106	9,546
Series 2003-S1, Class B4 [1,5]	5.50	04/25/33	238	110,744
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR5, Class 1A1 [2]	5.09	04/25/35	2,037	1,945,656
Series 2004-6, Class B4	5.50	06/25/34	1,522	258,727
Series 2004-6, Class B5	5.50	06/25/34	913	45,666
Series 2004-6, Class B6	5.50	06/25/34	325	8,121
Series 2002-10, Class B6 [6]	6.00	06/25/32	278	151,904
Series 2006-8, Class A11	6.00	07/25/36	1,457	1,365,876
Series 2006-10, Class A19	6.00	08/25/36	493	471,967
Series 2006-11, Class A19	6.00	09/25/36	1,180	1,092,564

Total Subordinated Collateralized Mortgage Obligations (Cost – $33,322,582)				15,317,564
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES
(Cost – $33,322,582)				15,317,564
INTEREST-ONLY SECURITIES – 4.8%
Commercial Mortgage Pass Through Certificates
Series 2001-J2A, Class EIO [1,2,5,10]	3.74	07/16/34	10,000	2,113,170
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [1,2,5,10]	1.95	05/10/36	71,249	2,817,025
GS Mortgage Securities Corp. II
Series 2001-ROCK, Class X1 [1,2,5,10]	0.36	05/03/18	237,347	398,269

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INTEREST-ONLY SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP5, Class X1 [1,2,5,6,10]	0.07%	12/15/44	$295,032	$991,309
Vendee Mortgage Trust
Series 1997-2, Class IO [2,10]	0.04	06/15/27	21,765	28,794
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1 [1,2,5,10]	1.54	11/15/34	70,800	2,150,896
Total INTEREST-ONLY SECURITIES (Cost – $8,418,140)				8,499,463
HIGH YIELD CORPORATE BONDS – 17.2%
Basic Industry – 2.4%
AK Steel Corp.	7.63	05/15/20	300	296,250
Appleton Papers Inc.[1,5]	10.50	06/15/15	300	273,000
Buckeye Technologies Inc.	8.50	10/01/13	280	284,900
Cascades Inc. [1] ,5.	7.88	01/15/20	350	346,500
Coleman Cable Inc. [1,5]	9.00	02/15/18	300	293,250
Domtar Corp. [8]	10.75	06/01/17	400	468,000
Georgia-Pacific LLC [8]	7.25	06/01/28	300	285,000
Huntsman International LLC [1,5]	5.50	06/30/16	300	261,000
PE Paper Escrow GmbH [1,5]	12.00	08/01/14	300	328,500
Solutia Inc.	8.75	11/01/17	300	307,500
Steel Dynamics Inc.	6.75	04/01/15	350	337,750
United States Steel Corp.[8]	7.00	02/01/18	350	345,625
Westlake Chemical Corp.[8]	6.63	01/15/16	400	382,000

Total Basic Industry (Cost – $4,167,478)				4,209,275

Capital Goods – 1.5%
Bombardier Inc.[1,5]	7.75	03/15/20	300	303,750
BE Aerospace Inc.[8]	8.50	07/01/18	300	310,500
CNH America LLC.	7.25	01/15/16	300	301,500
L-3 Communications Corp.	6.13	01/15/14	175	178,500
Mueller Water Products Inc.	7.38	06/01/17	300	265,500
Owens-Illinois Inc.[8]	7.80	05/15/18	400	407,500
Terex Corp.	10.88	06/01/16	300	322,500
Texas Industries Inc.	7.25	07/15/13	250	241,875
Trinity Industries Inc.	6.50	03/15/14	250	250,625

Total Capital Goods (Cost – $2,580,014)				2,582,250

Consumer Cyclical – 3.5%
ACE Hardware Corp. [1,5,8]	9.13	06/01/16	400	417,000
Bumble Bee Foods LLC [1,5]	7.75	12/15/15	320	318,400
Collective Brands Inc.	8.25	08/01/13	355	355,887
Couche-Tard U.S. LP	7.50	12/15/13	400	399,000
DaVita Inc.	7.25	03/15/15	300	298,500
Ferrellgas Partners LP	8.63	06/15/20	300	297,750
FireKeepers Development Authority [1,5]	13.88	05/01/15	250	286,250
Freedom Group Inc. [1,5]	10.25	08/01/15	300	309,000
Levi Strauss & Co.[1,5]	7.63	05/15/20	300	292,500

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Limited Brands Inc. [8]	7.60%	07/15/37	$300	$277,500
MGM Mirage Inc. [1,5]	10.38	05/15/14	400	425,000
MTR Gaming Group Inc.	12.63	07/15/14	270	270,000
Phillips-Van Heusen Corp.	7.38	05/15/20	300	301,500
Pokagon Gaming Authority [1,5]	10.38	06/15/14	373	386,055
Pulte Group Inc.	6.38	05/15/33	300	235,500
Royal Caribbean Cruises [8]	7.25	06/15/16	300	288,750
Seneca Gaming Corp.[8]	7.25	05/01/12	400	393,000
TRW Automotive Inc. [1,5]	7.25	03/15/17	400	388,000
TRW Automotive Inc. [1,5]	7.00	03/15/14	300	294,750

Total Consumer Cyclical (Cost – $6,183,665)				6,234,342

Consumer Non-Cyclical – 2.0%
Acco Brands Corp.	10.63	03/15/15	300	324,750
Avis Budget Car Rental [1,5]	9.63	03/15/18	300	300,000
B&G Foods Inc.	7.63	01/15/18	300	299,250
C&S Group Enterprises LLC [1,5]	8.38	05/01/17	300	286,500
Constellation Brands Inc.[8]	7.25	05/15/17	400	396,000
Deluxe Corp.[8]	7.38	06/01/15	400	396,000
Jarden Corp.	7.50	05/01/17	300	294,000
Rite Aid Corp.	9.75	06/12/16	300	318,375
Stater Brothers Holdings	8.13	06/15/12	400	399,500
SUPERVALU Inc.	8.00	05/01/16	300	295,500
TreeHouse Foods Inc.[8]	7.75	03/01/18	250	255,625

Total Consumer Non-Cyclical (Cost – $3,619,722)				3,565,500

Energy – 3.4%
Arch Coal Inc. [1,5,8]	8.75	08/01/16	300	306,000
Chesapeake Energy Corp.[8]	6.88	01/15/16	400	409,000
CONSOL Energy Inc [1,5]	8.25	04/01/20	300	306,375
Crosstex Energy LP/Crosstex Energy Finance Corp.[1,5]	8.88	02/15/18	300	295,500
Frontier Oil Corp.	6.63	10/01/11	400	404,000
Hercules Offshore Inc.[1,5]	10.50	10/15/17	250	232,500
Linn Energy LLC/Linn Energy Finance Corp.[1,5]	8.63	04/15/20	300	297,000
McJunkin Red Man Corp. [1,5]	9.50	12/15/16	165	160,050
Newfield Exploration Co.	6.63	09/01/14	300	300,750
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1,5]	8.88	03/15/18	435	437,175
Pioneer Natural Resources Co.[8]	6.65	03/15/17	300	292,018
Plains Exploration & Production Co.[8]	7.63	06/01/18	400	373,500
Quicksilver Resources Inc.	11.75	01/01/16	400	436,000
Range Resources Corp.[8]	7.50	05/15/16	400	401,000
SESI LLC [8]	6.88	06/01/14	400	392,000
Southwestern Energy Co.	7.50	02/01/18	300	315,000
The Williams Companies Inc. Credit Linked Certificate Trust V [1,5,8]	6.38	10/01/10	250	252,978
Whiting Petroleum Corp.[8]	7.25	05/01/13	400	399,500

Total Energy (Cost – $5,998,666)				6,010,346

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Finance & Investment – 0.2%
Ford Motor Credit Company LLC
(Cost – $302,141)	8.00%	12/15/16	$300	$300,583

Industrials – 0.2%
Solo Cup Co.
(Cost – $403,057)	10.50	11/01/13	400	407,000

Media – 0.7%
CCO Holdings LLC/Cap Corp.[1,5,8]	8.13	04/30/20	300	297,000
Lamar Media Corp.	6.63	08/15/15	400	380,000
Lin Television Corp.	6.50	05/15/13	300	290,625
Mediacom LLC/Mediacom Capital Corp. [1,5]	9.13	08/15/19	300	297,000

Total Media (Cost – $1,263,710)				1,264,625

Services Cyclical – 1.1%
AMC Entertainment Inc.	8.75	06/01/19	400	404,000
ARAMARK Corp.	8.50	02/01/15	400	399,000
FTI Consulting Inc.[8]	7.75	10/01/16	300	296,250
Iron Mountain Inc.[8]	8.38	08/15/21	500	507,500
United Rentals North America Inc.	9.25	12/15/19	300	301,125

Total Services Cyclical (Cost – $1,906,245)				1,907,875

Services Non-Cyclical – 0.4%
HCA Inc.[8]	9.25	11/15/16	250	261,875
Service Corp. International [8]	6.75	04/01/16	400	395,000

Total Services Non-Cyclical (Cost – $652,498)				656,875

Technology & Electronics – 0.4%
Freescale Semiconductor [1,5]	9.25	04/15/18	300	297,750
Sungard Data Systems Inc.	4.88	01/15/14	400	373,000

Total Technology & Electronics (Cost – $677,279)				670,750

Telecommunications – 1.4%
Cablevision Systems Corp.[1,5,8]	8.63	09/15/17	400	402,000
Cincinnati Bell Inc.	8.75	03/15/18	400	370,000
Citizens Communications Co. [8]	7.13	03/15/19	300	276,000
Global Crossing Limited [1,5]	12.00	09/15/15	300	327,000
PAETEC Holding Corp.	8.88	06/30/17	300	296,250
Qwest Capital Funding Inc. [8]	6.88	07/15/28	300	252,000
TW Telecom Holdings Inc.[1,5]	8.00	03/01/18	190	190,475
Windstream Corp.[8]	7.00	03/15/19	400	364,000

Total Telecommunications (Cost – $2,564,677)				2,477,725
Total HIGH YIELD CORPORATE BONDS (Cost – $30,319,152)				$30,287,146

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
SHORT TERM INVESTMENTS – 6.9%
Federal Home Loan Bank Discount Note [7]	0.08%	06/04/10	$11,700	$11,699,922
United States Treasury Bill [7,13]	0.14	07/15/10	400	399,930
Total SHORT TERM INVESTMENTS
(Cost – $12,099,852)				12,099,852
Total Investments – 139.5%
(Cost – $303,344,417)				245,626,526
Liabilities in Excess of Other Assets – (39.5)%				(69,497,100)

NET ASSETS – 100.0%				$176,129,426

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Portfolios of Investments (Unaudited)

May 31, 2010

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2010, the total value of all such investments was as follows:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$15,902,176	25.98%
Helios Total Return Fund, Inc.	44,707,017	25.38

2	—	Variable Rate Security—Interest rate shown is the rate in effect as of May 31, 2010.
3	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
5	—	Private Placement.
6	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Boards of Directors. As of May 31, 2010 the total value of all such securities were:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$1,236,749	2.02%
Helios Total Return Fund, Inc.	3,728,481	2.12

7	—	Zero-Coupon Note—Interest rate represents current yield to maturity.
8	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
9	—	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
10	—	Interest rate is based on the notional amount of the underlying mortgage pools.
11	—	Issuer is currently in default on its regularly scheduled interest payment.
12	—	Investment in subprime security. As of May 31, 2010, the total value of all such investments were:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$9,095,081	14.86%
Helios Total Return Fund, Inc.	14,153,447	8.04

13	—	Portion or entire principal amount delivered as collateral for open futures contracts (Note 8).
TBA	—	To Be Announced.

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Statements of Assets and Liabilities (Unaudited)

May 31, 2010

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$83,410,949	$233,526,674
Investment in short term securities, at value	5,599,983	12,099,852

Total Investments	89,010,932	245,626,526
Cash	884,437	2,112,620
Interest receivable	559,317	2,049,194
Principal paydown receivable	6,765	46,340
Prepaid expenses	34,701	77,428

Total assets	90,496,152	249,912,108

Liabilities:
Reverse repurchase agreements (Note 6)	29,098,665	60,004,425
Interest payable for reverse repurchase agreements (Note 6)	16,535	55,454
Payable for TBA transactions	—	13,380,972
Payable for variation margin	27,367	122,508
Investment advisory fee payable (Note 4)	34,696	98,588
Administration fee payable (Note 4)	10,676	30,335
Accrued expenses	86,771	90,400

Total liabilities	29,274,710	73,782,682

Net Assets	$61,221,442	$176,129,426

Composition of Net Assets:
Capital stock ($0.01 par value, 50,000,000 shares authorized for each Fund) (Note 7)	$101,651	$309,325
Additional paid-in capital (Note 7)	142,327,451	285,678,672
Distributions in excess of net investment income	(2,608,619)	(1,259,105)
Accumulated net realized loss on investment transactions, swap contracts and futures transactions	(43,133,703)	(50,914,973)
Net unrealized depreciation on investment transactions and futures transactions	(35,465,338)	(57,684,493)

Net assets applicable to capital stock outstanding	$61,221,442	$176,129,426

Total investments at cost	$124,483,689	$303,344,417

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	10,165,054	30,932,477
Net asset value per share	$6.02	$5.69

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended May 31, 2010

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Investment Income (Note 2):
Interest	$3,480,037	$8,758,621

Expenses:
Investment advisory fees (Note 4)	197,760	561,350
Administration fees (Note 4)	60,849	172,723
Directors’ fees	39,115	39,115
Custodian	34,642	40,107
Audit and tax services	29,739	29,739
Legal fees	29,415	56,227
Report to stockholders	24,828	47,338
Insurance	21,036	58,517
Transfer agent fees	16,022	23,369
Registration fees	11,843	13,712
Miscellaneous	6,781	11,519

Total operating expenses	472,030	1,053,716
Interest expense on reverse repurchase agreements (Note 6)	60,868	151,464

Total expenses	532,898	1,205,180

Net investment income	2,947,139	7,553,441

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized loss on:
Investment transactions	(4,809,671)	(3,590,368)
Futures transactions	(241,706)	(862,169)

Net realized loss on investment transactions and futures transactions	(5,051,377)	(4,452,537)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	7,216,639	12,795,866
Futures transactions	7,419	35,619

Net change in unrealized appreciation (depreciation) on investment transactions and futures transactions	7,224,058	12,831,485

Net realized and unrealized gain on investment transactions and futures transactions	2,172,681	8,378,948

Net increase in net assets resulting from operations	$5,119,820	$15,932,389

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.
	For the Six Months Ended May 31, 2010 (Unaudited)	For the Fiscal Year Ended November 30, 2009	For the Six Months Ended May 31, 2010 (Unaudited)	For the Fiscal Year Ended November 30, 2009
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,947,139	$5,773,172	$7,553,441	$15,835,393
Net realized loss on investment transactions, swap contracts and futures transactions	(5,051,377)	(28,807,068)	(4,452,537)	(26,634,700)
Net change in unrealized appreciation (depreciation) on investment transactions, swap contracts and futures transactions	7,224,058	31,532,335	12,831,485	46,783,912

Net increase in net assets resulting from operations	5,119,820	8,498,439	15,932,389	35,984,605

Distributions to Stockholders (Note 2):
Net investment income	(5,555,758)	(6,214,464)	(8,812,546)	(17,613,837)
Return of capital	—	(1,139,406)	—	—

Total dividends and distributions paid	(5,555,758)	(7,353,870)	(8,812,546)	(17,613,837)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	80,580	83,975	102,511	96,020

Total increase (decrease) in net assets	(355,358)	1,228,544	7,222,354	18,466,788

Net Assets:
Beginning of period	61,576,800	60,348,256	168,907,072	150,440,284

End of period	$61,221,442	$61,576,800	$176,129,426	$168,907,072

(Including distributions in excess of net investment income)	$(2,608,619)	$—	$(1,259,105)	$—

Share Transactions:
Reinvested shares	13,425	14,429	18,289	18,392

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended May 31, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,119,820
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(32,049,124)
Proceeds from disposition of long-term portfolio investments and principal paydowns	15,545,161
Purchases of short-term portfolio investments, net	(5,599,345)
Increase in interest receivable	(103,632)
Decrease in receivable for investments sold	5,072,265
Decrease in principal paydown receivable	71,424
Increase in prepaid expenses	(28,537)
Increase in variation margin payable	27,367
Increase in interest payable for reverse repurchase agreements	16,374
Decrease in payable for investments purchased	(7,329,009)
Increase in investment advisory fee payable	1,644
Increase in administration fee payable	506
Decrease in accrued expenses	(24,029)
Net amortization and paydown gains on investments	(482,563)
Unrealized appreciation on investments	(7,216,639)
Net realized loss on investment transactions	4,809,671

Net cash used for operating activities	(22,168,646)

Cash flows provided by financing activities:
Net cash used for reverse repurchase agreements	26,330,665
Dividends paid to stockholders, net of reinvestments	(5,475,178)

Net cash provided by financing activities	20,855,487

Net change in cash	(1,313,159)
Cash at beginning of period	2,197,596

Cash at end of period	$884,437

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended May 31, 2010, totaled $44,494.

Non-cash financing activities included reinvestment of dividends of $80,580.

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended May 31, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$15,932,389
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(374,525,750)
Proceeds from disposition of long-term portfolio investments and principal paydowns	339,160,034
Sales of short-term portfolio investments, net	15,103,962
Increase in interest receivable	(329,280)
Decrease in receivable for investments sold	10,144,531
Decrease in principal paydown receivable	131,861
Increase in prepaid expenses	(61,821)
Increase in interest payable for reverse repurchase agreements	54,171
Decrease in payable for investments purchased	(39,904,640)
Increase in investment advisory fee payable	7,776
Increase in administration fee payable	2,393
Decrease in accrued expenses	(46,600)
Increase in variation margin payable	120,287
Net amortization and paydown gains on investments	209,011
Unrealized appreciation on investments	(12,795,866)
Net realized loss on investment transactions	3,590,368

Net cash used for operating activities	(43,207,174)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	50,791,329
Dividends paid to stockholders, net of reinvestments	(8,710,035)

Net cash provided by financing activities	42,081,294

Net change in cash	(1,125,880)
Cash at beginning of period	3,238,500

Cash at end of period	$2,112,620

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended May 31, 2010, totaled $97,293.

Non-cash financing activities included reinvestment of dividends of $102,511.

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended May 31, 2010 (Unaudited)	For the Fiscal Year Ended November 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$6.07	$5.95	$11.21	$14.15	$14.05	$14.56

Net investment income	0.29	0.58	0.82	0.97	0.92	1.16
Net realized and unrealized gain (loss) on investment transactions, swap contracts and futures transactions	0.21	0.27	(5.05)	(2.83)	0.26	(0.46)

Net increase (decrease) in net asset value resulting from operations	0.50	0.85	(4.23)	(1.86)	1.18	0.70

Net effect of share repurchases	—	—	—	0.00 *	—	—

Dividends from net investment income	(0.55)	(0.62)	(0.95)	(1.08)	(1.08)	(1.21)
Return of capital distributions	—	(0.11)	(0.08)	—	—	—

Total dividends and distributions paid	(0.55)	(0.73)	(1.03)	(1.08)	(1.08)	(1.21)

Net asset value, end of period	$6.02	$6.07	$5.95	$11.21	$14.15	$14.05

Market price, end of period	$6.15	$6.28	$5.54	$9.98	$14.08	$12.70

Total Investment Return†	7.18%[1]	28.31%	(36.98)%	(22.54)%	20.36%	(5.20)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$61,221	$61,577	$60,348	$113,632	$143,498	$142,531
Operating expenses	1.55%[2]	1.60%	1.54%	1.23%	1.18%	1.24%
Interest expense	0.20%[2]	0.02%	0.70%	0.94%	1.87%	1.45%
Total expenses	1.75%[2]	1.62%	2.24%	2.17%	3.05%	2.69%
Net investment income	9.69%[2]	9.83%	9.11%	7.41%	6.60%	8.05%
Portfolio turnover rate	27%[1]	55%	21%	101%	93%	46%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

[1]	Not Annualized.

[2]	Annualized.

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Financial Highlights

	For the Six Months Ended May 31, 2010 (Unaudited)	For the Fiscal Year Ended November 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$5.46	$4.87	$7.83	$9.13	$8.90	$9.15

Net investment income	0.24	0.51	0.60	0.71	0.66	0.79
Net realized and unrealized gain (loss) on investment transactions, swap contracts and futures transactions	0.28	0.65	(2.83)	(1.27)	0.29	(0.21)

Net increase (decrease) in net asset value resulting from operations	0.52	1.16	(2.23)	(0.56)	0.95	0.58

Net effect of share repurchases	—	—	—	0.00 *	—	—

Dividends from net investment income	(0.29)	(0.57)	(0.73)	(0.74)	(0.72)	(0.83)

Net asset value, end of period	$5.69	$5.46	$4.87	$7.83	$9.13	$8.90

Market price, end of period	$5.59	$5.20	$4.40	$7.17	$9.19	$8.22

Total Investment Return†	13.11%[1]	32.45%	(30.87)%	(14.79)%	21.37%	(12.63)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$176,129	$168,907	$150,440	$241,441	$281,704	$274,210
Operating expenses	1.22%[2]	1.29%	1.26%	1.08%	1.14%	1.08%
Interest expense	0.18%[2]	0.14%	0.79%	1.21%	1.76%	1.41%
Total expenses	1.40%[2]	1.43%	2.05%	2.29%	2.90%	2.49%
Net investment income	8.75%[2]	10.01%	9.09%	8.11%	7.36%	8.68%
Portfolio turnover rate	153%[1]	73%	15%	48%	81%	43%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

[1]	Not Annualized.

[2]	Annualized.

See Notes to Financial Statements.

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

1. The Funds

Helios Strategic Mortgage Income Fund, Inc. (the “Helios Strategic Mortgage Income Fund”) and Helios Total Return Fund, Inc. (the “Helios Total Return Fund”) (each, a “Fund,” and collectively, the “Funds” or the “Helios Funds”) were each incorporated under the laws of the State of Maryland on May 17, 2002 and May 26, 1989, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

The investment objective of the Helios Strategic Mortgage Income Fund is to provide a high level of current income by investing primarily in mortgage-backed securities. The investment objective of the Helios Total Return Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures established by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Funds’ investments carried at fair value:

Helios Strategic Mortgage Income Fund, Inc.
Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Short Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	17,598,956	—	—	—	5,599,983	23,198,939
Level 3 — Significant Unobservable Inputs	—	14,598,907	41,610,233	9,602,853	—	65,811,993

Total	$17,598,956	$14,598,907	$41,610,233	$9,602,853	$5,599,983	$89,010,932

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$(7,419)
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$(7,419)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Total
Balance as of November 30, 2009	$17,767,832	$13,734,115	$10,864,441	$42,366,388
Accrued Discounts (Premiums)	13,056	367,269	(100,700)	279,625
Realized Gain (Loss)	(797,634)	2,724	(4,256,609)	(5,051,519)
Change in Unrealized Appreciation (Depreciation)	1,227,987	1,526,090	4,596,242	7,350,319
Net Purchases (Sales)	(3,782,610)	25,980,035	(1,330,245)	20,867,180

Balance as of May 31, 2010	$14,428,631	$41,610,233	$9,773,129	$65,811,993

Change in unrealized gains or losses relating to assets still held at reporting date:	$959,482	$1,521,955	$3,747,478	$6,228,915

*	Other financial instruments include futures contracts which are valued at the unrealized depreciation on the instrument.

Helios Total Return Fund, Inc.
Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest- Only Securities	High Yield Corporate Bonds	Short Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	43,155,565	—	—	—	28,794	20,073,263	12,099,852	75,357,474
Level 3 — Significant Unobservable Inputs	—	40,505,864	95,761,072	15,317,564	8,470,669	10,213,883	—	170,269,052

Total	$43,155,565	$40,505,864	$95,761,072	$15,317,564	$8,499,463	$30,287,146	$12,099,852	$245,626,526

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$(33,398)
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$(33,398)

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest Only Securities	High Yield Corporate Bonds	Total
Balance as of November 30, 2009	$41,171,433	$22,967,873	$18,692,288	$9,889,467	$4,663,637	$97,384,698
Accrued Discounts (Premiums)	(33,492)	748,926	(171,484)	(984,869)	(4,832)	(445,751)
Realized Gain (Loss)	(2,073,599)	7,718	(2,734,803)	—	41,593	(4,759,091)
Change in Unrealized Appreciation (Depreciation)	3,295,641	6,369,959	3,767,177	(196,457)	(244,690)	12,991,630
Net Purchases (Sales)	(1,854,119)	65,666,596	(4,235,614)	(237,472)	5,727,412	65,066,803
Net Transfers in and/or out of Level 3	—	—	—	—	30,763	30,763

Balance as of May 31, 2010	$40,505,864	$95,761,072	$15,317,564	$8,470,669	$10,213,883	$170,269,052

Change in unrealized gains or losses relating to assets still held at reporting date:	$2,754,656	$6,358,242	$3,002,903	$(196,869)	$(226,727)	$11,692,205

*	Other financial instruments include futures contracts which are valued at the unrealized depreciation on the instrument.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent they have not distributed all of their taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of May 31, 2010, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of May 31, 2010, open taxable years consisted of the taxable years ended November 30, 2006 through November 30, 2009. No examination of any Fund is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to the Funds and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than the net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Funds will meet their obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Funds dispose of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, they can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Funds may incur a loss. Settlements in the ordinary course are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: Each Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. Each Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, a Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, a Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

TBA transactions outstanding at May 31, 2010 were as follows:

Purchases:

Helios Total Return Fund, Inc.

Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	5.00%	$13,000,000	$13,380,972

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Each Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. A Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap Agreements: Each Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Funds will become protections sellers to take on credit risk in order to earn a premium. Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. At May 31, 2010, the Funds had no open swap agreements.

The following tables set forth the fair value of the Funds’ derivative instruments:

Helios Strategic Mortgage Income Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of May 31, 2010	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions and futures transactions	$(7,419)	$3,588,095

Helios Total Return Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of May 31, 2010	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions and futures transactions	$(33,398)	$11,434,434

The following tables set forth the effect of derivative instruments on the Statement of Operations for the six months from December 1, 2009 to May 31, 2010:

Helios Strategic Mortgage Income Fund, Inc.
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$(241,706)	$7,419

Helios Total Return Fund, Inc.
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$(862,169)	$35,619

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

The Funds have investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for their stockholders may be diminished. The Funds are also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund entered into separate Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee at an annual rate of 0.65% of each Fund’s average weekly net assets. During the six months ended May 31, 2010, the Advisor earned $197,760 and $561,350 in investment advisory fees from Helios Strategic Mortgage Income Fund and Helios Total Return Fund, respectively.

Each Fund entered into separate Administration Agreements with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund shall pay to the Advisor a monthly fee at an annual rate of 0.20% of each Fund’s average weekly net assets. During the six months ended May 31, 2010, the Advisor earned $ 60,849 in administration fees from Helios Strategic Mortgage Income Fund and $ 172,723 in administration fees from Helios Total Return Fund. The Advisor is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of each Fund are officers and/or directors of the Advisor.

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and reverse repurchase agreements, for the six months ended May 31, 2010, were as follows:

	Long-Term Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Helios Strategic Mortgage Income Fund, Inc.	$29,757,749	$17,088,307	$2,291,375	$3,856,977
Helios Total Return Fund, Inc.	90,258,302	38,801,477	284,267,447	305,678,499

For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Funds unless, at the time they enter into a reverse repurchase agreement, they establish and maintain a segregated account with their custodian containing securities from their portfolios having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such accounts for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 2010, the Funds had the following reverse repurchase agreements outstanding:

	Helios Strategic Mortgage Income Fund, Inc.
Face Value	Description	Maturity Amount
$1,422,000	Credit Suisse, 0.27%, dated 05/11/10, maturity date 07/08/10	$1,422,619
4,234,000	Credit Suisse, 1.25%, dated 04/20/10, maturity date 07/13/10	4,246,349
784,088	Credit Suisse, 2.00%, dated 05/26/10, maturity date 08/24/10	788,008
12,541,000	Goldman Sachs, 0.25%, dated 05/10/10, maturity date 07/20/10	12,547,183
673,000	Goldman Sachs, 0.30%, dated 05/26/10, maturity date 07/20/10	673,308
3,050,877	JPM Chase, 1.31%, dated 04/22/10, maturity date 07/14/10	3,060,092
2,325,700	JPM Chase, 1.42%, dated 05/10/10, maturity date 08/10/10	2,334,140
1,262,000	JPM Chase, 1.51%, dated 05/25/10, maturity date 08/17/10	1,266,446
2,806,000	JPM Chase, 2.01%, dated 05/25/10, maturity date 08/17/10	2,819,158

$29,098,665	Maturity Amount, Including Interest Payable	$29,157,303

	Market Value of Assets Sold Under Agreements	$33,018,820

	Weighted Average Interest Rate	0.87%

Helios Total Return Fund, Inc.
Face Value	Description	Maturity Amount
$690,637	Barclays, 1.00%, dated 05/11/10, maturity date 07/13/10	$691,846
259,125	Barclays, 1.00%, dated 05/19/10, maturity date 07/13/10	259,521
1,983,500	Barclays, 1.05%, dated 05/11/10, maturity date 07/13/10	1,987,145
314,000	Barclays, 1.00%, dated 05/17/10, maturity date 07/14/10	314,506

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

Helios Total Return Fund, Inc. (continued)
Face Value	Description	Maturity Amount
$700,500	Barclays, 1.00%, dated 05/18/10, maturity date 07/14/10	$701,609
649,938	Barclays, 1.00%, dated 05/20/10, maturity date 07/14/10	650,930
343,000	Barclays, 1.00%, dated 05/18/10, maturity date 07/15/10	343,553
264,375	Barclays, 1.00%, dated 05/19/10, maturity date 07/15/10	264,794
1,787,125	Barclays, 1.00%, dated 05/20/10, maturity date 07/15/10	1,789,905
8,186,000	Credit Suisse, 0.27%, dated 05/11/10, maturity date 07/08/10	8,189,561
11,809,000	Credit Suisse, 1.25%, dated 04/20/10, maturity date 07/13/10	11,843,443
1,202,775	Credit Suisse, 2.00%, dated 05/26/10, maturity date 08/24/10	1,208,789
9,010,000	Goldman Sachs, 0.25%, dated 05/10/10, maturity date 07/20/10	9,014,442
1,735,000	Goldman Sachs, 0.30%, dated 05/26/10, maturity date 07/20/10	1,735,795
210,000	JPM Chase, 1.00%, dated 05/18/10, maturity date 07/13/10	210,327
221,550	JPM Chase, 1.00%, dated 05/19/10, maturity date 07/13/10	221,888
246,600	JPM Chase, 1.00%, dated 05/18/10, maturity date 07/14/10	246,990
250,200	JPM Chase, 1.00%, dated 05/19/10, maturity date 07/14/10	250,589
216,300	JPM Chase, 1.00%, dated 05/20/10, maturity date 07/14/10	216,630
9,807,000	JPM Chase, 1.30%, dated 04/14/10, maturity date 07/14/10	9,839,227
9,914,800	JPM Chase, 1.31%, dated 04/22/10, maturity date 07/14/10	9,944,745
203,000	JPM Chase, 1.00%, dated 05/19/10, maturity date 07/15/10	203,321

$60,004,425	Maturity Amount, Including Interest Payable	$60,129,556

	Market Value of Assets Sold Under Agreements	$72,383,698

	Weighted Average Interest Rate	0.94%

The average daily balances of reverse repurchase agreements outstanding during the six months ended May 31, 2010, was approximately $22,194,760 at a weighted average interest rate of 0.55% for Helios Strategic Mortgage Income Fund and approximately $43,073,047 at a weighted average interest rate of 0.70 % for Helios Total Return Fund.

The maximum amount of reverse repurchase agreements outstanding at any time during the period was $29,371,662, which was 31.75% of total assets for Helios Strategic Mortgage Income Fund and $63,280,251, which was 26.10% of total assets for Helios Total Return Fund.

7. Capital Stock

Each Fund has 50 million shares of $0.01 par value common stock authorized. Of the 10,165,054 shares outstanding at May 31, 2010 for Helios Strategic Mortgage Income Fund, the Advisor owned 7,018 shares. Of the 30,932,477 shares outstanding at May 31, 2010 for Helios Total Return Fund, the Advisor owned 11,112 shares.

Each Fund is continuing their stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of each Fund, or approximately 1.5 million of Helios Strategic Mortgage Income Fund’s shares and approximately 3.7 million of Helios Total Return Fund’s shares, are authorized for repurchase. The purchase prices may not exceed the then-current net asset values.

For the six months ended May 31, 2010 and the fiscal year ended November 30, 2009, no shares were repurchased for either Fund. Since inception of the stock repurchase program for the Helios Strategic Mortgage Income Fund, Inc. 10,000 shares have been repurchased at the aggregate cost of $97,478 and at an average discount of 16.11% to net asset value. All shares repurchased have been retired. Since inception of the stock repurchase program for the Helios Total Return Fund, Inc. 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All repurchased shares have been retired.

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

8. Financial Instruments

Each Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months ended May 31, 2010, each Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the six months ended May 31, 2010 for either Fund.

As of May 31, 2010, the following futures contracts were outstanding:

Helios Strategic Mortgage Income Fund, Inc.

Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at May 31, 2010	Unrealized Appreciation/ (Depreciation)
$4,100,000	5 Year U.S. Treasury Note	September 2010	$4,783,239	$4,783,547	$308
2,600,000	10 Year U.S. Treasury Note	September 2010	3,124,477	3,116,750	(7,727)

$6,700,000			$7,907,716	$7,900,297	$(7,419)

Helios Total Return Fund, Inc.

Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at May 31, 2010	Unrealized Appreciation/ (Depreciation)
$18,300,000	5 Year U.S. Treasury Note	September 2010	$21,349,580	$21,350,953	$1,373
11,700,000	10 Year U.S. Treasury Note	September 2010	14,060,146	14,025,375	(34,771)

$30,000,000			$35,409,726	$35,376,328	$(33,398)

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions for the six months ended May 31, 2010 is expected to be from ordinary income but will be determined at the end of the Funds’ current fiscal year.

During the fiscal year ended November 30, 2009, (i) the tax character of the $7,353,870 of distributions paid was $6,214,464 from ordinary income and $1,139,406 from return of capital for Helios Strategic Mortgage Income Fund; and, (ii) the tax character of the $17,613,837 of distributions paid was from ordinary income for Helios Total Return Fund.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

At November 30, 2009, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Capital loss carryforward [1]	$(38,082,326)	$(46,464,657)
Book basis unrealized depreciation	(42,689,396)	(70,515,978)
Plus: Cumulative timing differences	—	2,221

Tax basis unrealized depreciation on investments	(42,689,396)	(70,513,757)

Total tax basis net accumulated losses	$(80,771,722)	$(116,978,414)

As of May 31, 2010, the Funds’ capital loss carryforwards were as follows:

Expiring In:	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
2010	$—	$3,566,846
2011	1,070,268	—
2013	1,251,786	2,216,675
2014	767,748	1,719,287
2015	928,622	3,792,571
2016	4,746,976	7,710,904
2017	29,316,926	27,458,374

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

At November 30, 2009, each Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily the result of the reclassifications related to current year paydown gains/losses, swap interest income (expense) and the expiration of capital loss carryforward amounts in order to account for permanent book/tax differences and to present components of net assets on a tax basis. These adjustments have no effect on net assets or net asset value per share.

Fund	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-In Capital
Helios Strategic Mortgage Income Fund, Inc.	$452,638	$(452,638)	$—
Helios Total Return Fund, Inc.	691,881	7,807,876	(8,499,757)

Federal Income Tax Basis: The federal income tax basis of each Fund’s investments at May 31, 2010 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Helios Strategic Mortgage Income Fund, Inc.	$124,483,689	$3,219,022	$(38,691,779)	$(35,472,757)
Helios Total Return Fund, Inc.	303,344,417	8,689,048	(66,406,939)	(57,717,891)

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. Designation of Restricted Illiquid Securities

The Funds invest in restricted securities, which are securities that may be offered for public sale without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2010, the Funds held restricted securities as shown in the tables below that the Advisor has deemed illiquid pursuant to procedures adopted by the Funds’ Boards of Directors. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in Note 2 and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Helios Strategic Mortgage Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Asset-Backed Funding Certificates Series 2005-AQ1, Class B1	5.75%	06/25/35	05/23/05	$924,253	$23,976	0.04%
Asset-Backed Funding Certificates Series 2005-AQ1, Class B2	5.75	06/25/35	05/23/05	478,198	2,569	0.00
Banc of America Commercial Mortgage, Inc. Series 2006-1, Class J	5.78	09/10/45	04/06/06	987,557	18,313	0.03
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.70	04/10/49	05/24/07	2,662,623	129,786	0.21
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class L	5.37	04/10/49	05/24/07	1,001,324	39,687	0.06
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.46	03/11/39	03/08/06	1,039,758	189,709	0.31
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class H	6.03	09/11/41	09/13/06	2,429,665	370,514	0.61
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class K	5.26	09/11/41	09/13/06	303,852	32,236	0.05
Cendant Mortgage Corp. Series 2002-4, Class B6	6.50	07/25/32	07/26/02	129,967	132,714	0.22
Citigroup/Deutche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.47	01/15/46	02/27/06	946,839	30,000	0.05
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.10	09/15/39	09/21/06	2,980,722	73,920	0.12
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	472,783	7,695	0.01
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	516,180	4,803	0.01

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

Helios Strategic Mortgage Income Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.55%	02/15/39	03/07/06	$2,156,443	$317,413	0.52%
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B4	5.45	07/25/35	06/28/05	365,713	17,974	0.03
GE Capital Commercial Mortgage Corp. Series 2002-2A, Class G	6.04	08/11/36	08/07/02	3,000,210	2,875,053	4.70
GE Capital Commercial Mortgage Corp. Series 2002-2A, Class H	6.31	08/11/36	08/07/02	2,000,040	1,844,066	3.01
GMAC Commercial Mortgage Corp., Series 2006-C1, Class G	5.62	11/10/45	03/01/06	2,447,148	442,638	0.72
Green Tree Series 2008-MH1, Class A3	8.97	04/25/38	02/20/09- 03/03/09	1,018,365	1,356,980	2.22
Harborview Mortgage Loan Trust Series 2005-1, Class B4	2.09	03/19/35	02/11/05	146,283	1,324	0.00
Harborview Mortgage Loan Trust Series 2005-2, Class B4	2.09	05/19/35	03/22/05	123,278	604	0.00
Harborview Mortgage Loan Trust Series 2005-9, Class B11	2.09	06/20/35	10/03/07	387,451	24,546	0.04
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2003-LN1, Class G	5.48	10/15/37	09/24/03	1,601,008	929,490	1.52
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class H	5.53	12/12/44	03/02/06	1,196,975	6,055	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.73	06/12/47	10/11/07	510,445	63,906	0.10
JP Morgan Chase Commercial Mortgage Securities Series 2007-LD11, Class K	5.82	06/15/49	06/28/07	1,692,030	93,950	0.15
Morgan Stanley Capital I, Inc. Series 2004-HQ4, Class G	5.53	04/14/40	03/01/06	979,116	380,000	0.62
Morgan Stanley ReREMIC Trust Series 2009-GG10, Class A4B	5.80	08/12/45	10/23/09	969,391	1,098,603	1.79
Resix Finance Limited Credit-Linked Note Series 2003-CB1, Class B8	7.05	06/10/35	12/22/04	548,390	297,738	0.49
Resix Finance Limited Credit-Linked Note Series 2004-A, Class B10	11.80	02/10/36	03/09/04	377,238	59,853	0.10
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B8	5.05	02/10/36	05/21/04	621,824	142,102	0.23
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B9	8.55	02/10/36	05/21/04	952,550	371,494	0.61
Resix Finance Limited Credit-Linked Note Series 2004-C, Class B7	3.80	09/10/36	09/23/04	818,213	223,980	0.37
Resix Finance Limited Credit-Linked Note Series 2005-C, Class B7	3.40	09/10/37	09/09/05	1,853,834	185,383	0.30
Resix Finance Limited Credit-Linked Note Series 2006-C, Class B9	4.49	07/15/38	09/14/06	189,524	362	0.00

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

Helios Strategic Mortgage Income Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class H	5.49%	10/15/41	01/19/05	$1,985,088	$654,648	1.07%
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class L	5.13	04/15/47	05/11/07	1,583,802	58,110	0.10
WaMu Mortgage Pass-Through Certificates Series 2005-AR2, Class B10	1.54	01/25/45	01/20/05	214,112	874	0.00

					$12,503,068	20.42%

Helios Total Return Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Anthracite CDO I Limited Series 2002-CIBA, Class CFL	1.59%	05/24/37	05/14/02	$5,000,000	$2,500,000	1.42%
Asset Backed Funding Certificates Series 2005-AQ1, Class B1	5.75	06/25/35	05/23/05	1,848,507	47,951	0.03
Asset Backed Funding Certificates Series 2005-AQ1, Class B2	5.75	06/25/35	05/23/05	950,476	5,106	0.00
Banc of America Commercial Mortgage Inc. Series 2006-2, Class J	5.48	05/10/45	06/12/06	296,448	18,608	0.01
Banc of America Commercial Mortgage Inc. Series 2007-2, Class K	5.70	04/10/49	05/24/07	4,437,705	216,310	0.12
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.46	03/11/39	03/08/06	1,606,684	293,187	0.17
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class H	6.03	09/11/41	09/13/06	4,049,111	617,472	0.35
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class J	5.26	09/11/41	09/13/06	808,518	91,455	0.05
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class K	5.26	09/11/41	09/13/06	606,828	64,378	0.04
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class F	5.99	09/11/42	10/11/07	224,383	52,766	0.03
Citigroup/Deutche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.47	01/15/46	02/27/06	946,839	30,000	0.02
Commercial Mortgage Pass Through Certificates Series 2001-J2A, Class EIO	3.74	07/16/34	09/26/01	1,963,570	2,113,170	1.20
Commercial Mortgage Lease-Backed Certificates Series 2001-CMLB, Class A1	6.75	06/20/31	01/29/01	1,293,112	1,420,168	0.81
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5, Class J	4.65	11/15/37	12/16/04	914,472	221,322	0.13
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.10	09/15/39	09/21/06	4,967,869	123,201	0.07
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	630,377	10,260	0.01
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	688,849	6,409	0.00
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.55	02/15/39	03/07/06	4,311,971	634,691	0.36

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

Helios Total Return Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Federal National Mortgage Association Series 1998-W6, Class B3	7.09%	10/25/28	12/22/98	$599,768	$479,695	0.27%
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B5	5.45	07/25/35	06/28/05	316,456	13,787	0.01
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B6	5.45	07/25/35	06/28/05	97,545	952	0.00
Franchisee Loan Receivable Trust Series 1995-B, Class A	10.25	10/01/15	12/20/95	677,199	148,510	0.08
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1, Class X1	1.95	05/10/36	05/22/03	2,752,888	2,817,025	1.60
GS Mortgage Securities Corp. II Series 2001-ROCK, Class X1	0.36	05/03/18	05/22/01	382,238	398,269	0.23
Green Tree Series 2008-MH1, Class A3	8.97	04/25/38	02/20/09- 03/03/09	2,609,093	3,476,214	1.97
Harborview Mortgage Loan Trust Series 2005-1, Class B4	2.09	03/19/35	02/11/05	293,728	2,659	0.00
Harborview Mortgage Loan Trust Series 2005-2, Class B4	2.09	05/19/35	03/22/05	246,514	1,208	0.00
Harborview Mortgage Loan Trust Series 2005-9, Class B11	2.09	06/20/35	10/03/07	647,371	41,013	0.02
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class H	5.53	12/12/44	03/02/06	2,273,364	11,500	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class X1	0.07	12/15/44	11/30/09	1,181,378	991,309	0.56
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.73	06/12/47	10/11/07	1,020,890	127,812	0.07
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class J	5.82	06/15/49	06/28/07	469,523	19,264	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	5.82	06/15/49	06/28/07	845,565	46,950	0.03
LB-UBS Commercial Mortgage Trust Series 2002-C2, Class L	5.68	07/15/35	06/26/02	4,955,341	4,496,578	2.55
LNR CDO V Limited Series 2007-1A, Class F	1.80	12/26/49	02/27/07	3,750,000	—	0.00
Morgan Stanley Capital I Series 2006-T21, Class H	5.30	10/12/52	04/06/06	1,403,957	237,087	0.13
Morgan Stanley Capital I Series 2006-IQ11, Class J	5.53	10/15/42	05/24/06	223,285	6,400	0.00
Morgan Stanley Capital I Series 2007-T27, Class G	5.65	06/11/42	07/19/07	431,420	45,120	0.03
Morgan Stanley ReREMIC Trust Series 2009-GG10, Class A4B	5.80	08/12/45	10/23/09	2,717,232	3,079,417	1.75
RESI Finance LP Series 2004-B, Class B5	1.85	02/10/36	05/21/04	2,717,433	1,400,565	0.80
Residential Funding Mortgage Securities I, Inc. Series 2003-S2, Class B1	5.75	02/25/33	10/25/07	210,715	77,164	0.04

2010 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2010

Helios Total Return Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	7.05%	06/10/35	12/22/04	$1,102,264	$595,477	0.34%
Resix Finance Limited Credit-Linked Notes Series 2003-D, Class B7	6.05	12/10/35	11/19/03	1,376,108	591,727	0.34
Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.80	02/10/36	03/09/04	660,166	104,743	0.06
Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.80	09/10/36	09/23/04	1,227,320	335,970	0.19
Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.40	09/10/37	09/09/05	3,707,669	370,767	0.21
Wachovia Bank Commercial Mortgage Trust Series 2002-C2, Class IO1	1.54	11/15/34	10/30/02	2,098,277	2,150,896	1.22
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class H	5.49	10/15/41	01/19/05	3,970,176	1,309,296	0.74
WaMu Mortgage Pass Through Certificates Series 2003-S1, Class B4	5.50	04/25/33	10/25/07	210,375	110,744	0.06

					$31,954,572	18.14%

13. New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

14. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized, subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the events as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividend: Each Fund’s Board of Directors declared the following regular monthly dividends:

	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0560	06/18/10	06/24/10
Helios Total Return Fund, Inc.	$0.0475	06/18/10	06/24/10

	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0560	07/23/10	07/29/10
Helios Total Return Fund, Inc.	$0.0475	07/23/10	07/29/10

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Compliance Certifications (Unaudited)

May 31, 2010

On March 29, 2010, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

2010 Semi-Annual Report

HELIOS FUNDS

Proxy Results (Unaudited)

May 31, 2010

At the Annual Meeting of Stockholders of each of the Helios Strategic Mortgage Income Fund, Inc. and the Helios Total Return Fund, Inc. held on March 25, 2010, stockholders voted on a proposal to elect a Director Nominee or Class II Director to the Board of Directors of each Fund. A description of the proposal and the shares voted in favor, shares voted against and shares abstaining with respect to the proposal were as follows:

Helios Strategic Mortgage Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect the Class II Nominee Rodman L. Drake	8,668,777	0	339,690

Helios Total Return Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect the Class II Nominee Rodman L. Drake	25,296,246	0	1,125,511

Brookfield Investment Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

May 31, 2010

At a meeting held on March 18, 2010, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Advisor at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with the 5-year U.S. Treasury bond index and eight similar funds for the 1 year and the year-to-date periods as of February 28, 2010. The Board noted that the Fund outperformed the index for both periods, performed at the median of its peers for the year-to-date period and slightly below the median for the 1 year period. Based on the Advisor’s explanation of the current market and the steps taken to improve performance, the Board concluded that the Fund’s performance was adequate.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.

MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with. The Board noted that the Fund’s total expenses were higher than the median, while the Fund’s total advisory and administrative fee was slightly higher than the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a

2010 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

May 31, 2010

result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is adequate in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

Brookfield Investment Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

May 31, 2010

At a meeting held on March 18, 2010, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Advisor at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with the 5-year U.S. Treasury bond index and eight similar funds for the 1 year and the year-to-date periods as of February 28, 2010. The Board noted that the Fund outperformed the index for both periods, performed at the median of its peers for the year-to-date period and performed above the median for the 1 year period. Based on the Advisor’s explanation of the current market and the improved performance, the Board concluded that the Fund’s performance was satisfactory.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.

MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with. The Board noted that the Fund’s total expenses were higher than the median, while the Fund’s total advisory and administrative fee was slightly higher than the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a

2010 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

May 31, 2010

result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and Helios Total Return Fund, Inc. (“HTR”) (each, a “Fund” and collectively, the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 74	Director since December 1998 (HTR) or June 2002 (HSM), Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	8

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	8

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 67	Chairman Elected December 2003 Director since July 1989 (HTR) or June 2002 (HSM), Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Chairman of Board (2005-Present), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (August 2009-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	8

2010 Semi-Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10 th Floor, New York, New York 10281-1010 Age 63	Director since September 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	8

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Michelle Russell-Dowe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 39	Vice President	Elected Annually Since September 2009	Portfolio Manager/Managing Director of the Advisor (2005-Present); Portfolio Manager/Director of the Advisor (2001-2005).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Brookfield Investment Management, Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10 th Floor, New York, New York 10281-1010 Age 41	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009- Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009).

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 32	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (September 2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor;. Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2010 Semi-Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Funds pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Funds’ Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Funds declare a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Funds otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Funds’ shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Funds. The Funds will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Funds, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Funds. There are no brokerage commissions charged with respect to shares issued directly by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management, Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York, 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

1-800-497-3746

www.brookfieldim.com

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(l) of this Item in the Registrant’s most recently filed annual report on Form N-CSR

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

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Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(l) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS TOTAL RETURN FUND, INC.

By:	/S/ KIM G. REDDING
Kim G. Redding
Principal Executive Officer

Date: August 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KIM G. REDDING
Kim G. Redding
Principal Executive Officer

Date: August 5, 2010

By:	/S/ STEVEN M. PIRES
Steven M. Pires
Treasurer and Principal Financial Officer

Date: August 5, 2010

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